Hondo Minerals, Inc. S-3

Exhibit 4.1

SPECIMEN NUMBER 1234567
SHARES  ***99,999***
HONDO MINERALS CORPORATION
COMMON STOCK
COMMON STOCK CUSIP   43813W106
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
*** Shareholder Name 1XXXXXXXXXXXXX
XXXXXXXXXXXXXXXXEND
*** ***
Shareholder Name 2XXXXXXXXXXXXXXXX
XXXXXXXXXXXXXEND*** ***
Shareholder Name 3XXXXXXXXXX
XXXXXXXXXXXXXXX
XXXXEND*** ***
Shareholder Name 4XXXXXXXXXXXXXX
XXX
XXXXXXXXXXXXE
ND*** Reg descript if applicable
Is the Owner of **
* Ninety-Nine Thousand Nine Hundred Ninety-Nine ***
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
HONDO MINERALS
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.
Dated: December 9, 2011
COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar
By AUTHORIZED SIGNATURE SECRETARY PRESIDENT

The  following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written
out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT  — as tenants by the entireties
JT TEN       — as joint tenants with right of survivorship
and not as  tenants in common
UNIF GIFT MIN ACT —Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value Received, hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the
Common Stock represented by this Certificate and hereby irrevocably constitues and appoints
Attorney to transfer the said stock
on the books of the within-named
Corporation with full power of substitution in the premises.
Dated
NOTICE
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED
NOTICE
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.